UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2013

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Form 8-K is being filed to correct certain statements in the proxy statement/prospectus dated April 18, 2013 of Plains Exploration & Production Company (“PXP”) relating to the proposed merger of PXP with and into IMONC LLC, a wholly owned subsidiary of Freeport-McMoran Copper & Gold Inc. The text of the supplement to the proxy statement/prospectus is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Supplement to Proxy Statement/Prospectus dated May 3, 2013 of PXP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013	PLAINS EXPLORATION & PRODUCTION COMPANY

/s/ Nancy I. Williams
Nancy I. Williams
Vice President—Accounting, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Supplement to Proxy Statement/Prospectus dated May 3, 2013 of PXP